 PROSPECTUS

                                   March 1, 1998 revised to January 15, 1999
Summit Income Funds

 A choice of corporate bond, government mortgage, and money market funds for income-oriented investors.

FACTS AT A GLANCE
Summit Income Funds


Investment Goals
Money fund Preservation of capital, liquidity, and the highest level of income consistent with these goals.

Bond funds Highest level of income consistent with each fund's prescribed investment program.

As with all mutual funds, these funds may not achieve their goals.


Strategy and Risk/Reward
Cash Reserves Fund Invests principally in the highest-quality U.S. dollar-denominated money market securities. Average maturity will not exceed 90 days. YOUR INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE IS NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

Risk/Reward Lowest.

Limited-Term Bond Fund Invests primarily in investment-grade corporate bonds. Average effective maturity will range between one and five years.

Risk/Reward Moderate income level and share price fluctuation.

GNMA Fund Invests primarily in mortgage-backed certificates issued by the Government National Mortgage Association (GNMA) as well as in other U.S. government agency securities. Effective maturity will vary between three and 12 years.

Risk/Reward Expected to provide higher income than the Limited-Term Bond Fund accompanied by potentially greater share price fluctuation.


Investor Profile
Investors who seek higher yields for the fixed income portion of their portfolio and can meet the funds' $25,000 initial purchase requirement. Appropriate for tax-deferred retirement plans.


Fees and Charges
100% no load. No fees or charges to buy or sell shares or to reinvest dividends; no 12b-1 marketing fees; free telephone exchange among T. Rowe Price funds.


Investment Manager
Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc. ("T. Rowe Price") and its affiliates managed over $124 billion for more than six million individual and institutional investor accounts as of December 31, 1997.

This prospectus contains information you should know before investing. Please keep it for future reference. A Statement of Additional Information about the funds, dated March 1, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. To obtain a free copy, call 1-800-638-5660.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

T. Rowe Price Summit Funds, Inc.

Prospectus


March 1, 1998, revised to January 15, 1999

CONTENTS
1             ABOUT THE FUNDS
              Transaction and Fund Expenses               2
              ---------------------------------------------
              Financial Highlights                        3
              ---------------------------------------------
              Fund, Market, and Risk Characteristics      5
              ---------------------------------------------

2             ABOUT YOUR ACCOUNT
              Pricing Shares and Receiving               14
              Sale Proceeds
              ---------------------------------------------
              Distributions and Taxes                    15
              ---------------------------------------------
              Transaction Procedures and                 18
              Special Requirements
              ---------------------------------------------

3             MORE ABOUT THE FUNDS
              Organization and Management                21
              ---------------------------------------------
              Understanding Performance Information      23
              ---------------------------------------------
              Investment Policies and Practices          24
              ---------------------------------------------

4             INVESTING WITH T. ROWE PRICE
              Account Requirements                       35
              and Transaction Information
              ---------------------------------------------
              Opening a New Account                      35
              ---------------------------------------------
              Purchasing Additional Shares               37
              ---------------------------------------------
              Exchanging and Redeeming                   37
              ---------------------------------------------
              Rights Reserved by the Fund                38
              ---------------------------------------------
              Shareholder Services                       39
              ---------------------------------------------
              Discount Brokerage                         41
              ---------------------------------------------
              Investment Information                     42
              ---------------------------------------------

 ABOUT THE FUNDS
                                        1
 TRANSACTION AND FUND EXPENSES
 ----------------------------------------------------------

   o Expense ratios for the Summit Funds are substantially below their industry averages.

   Each T. Rowe Price Summit Fund has a single, all-inclusive fee covering investment management and operating expenses. This fee will not fluctuate. In contrast, most mutual funds have a fixed management fee plus a fee for operating expenses that varies according to a number of other factors. (See "How are fund expenses determined?" under Organization and Management.)

   Shareholder Transaction Expenses in Table 1 shows that you pay no sales charges. All the money you invest in a fund goes to work for you, subject to the fees explained below. Annual Fund Expenses shows how much it will cost to operate each fund for a year, based on fiscal year expenses. These are costs you pay indirectly because they are deducted from each fund's total assets before the daily share price is calculated and before dividends and other distributions are made. In other words, you will not see these expenses on your account statement.


   o Like all T. Rowe Price funds, these funds are 100% no load.

 Table 1
     Shareholder Transaction
     Expenses                  Cash Reserves  Limited-Term Bond  GNMA

     Sales charge "load" on    None           None               None
     purchases
     ---------------------------------------------------------------------
     Sales charge "load" on    None           None               None
     reinvested distributions
     ---------------------------------------------------------------------
     Redemption fees           None           None               None
     ---------------------------------------------------------------------
     Exchange fees             None           None               None
     Annual Fund Expenses      Percentage of Fiscal Average Net Assets
     Management fee/a/         0.45%          0.55%              0.60%
     ---------------------------------------------------------------------
     Marketing fees (12b-1)    None           None               None
     ---------------------------------------------------------------------
     Total other (shareholder
     servicing, custodial,     0.00%          0.00%              0.00%
     auditing, etc.)/a/
     ---------------------------------------------------------------------
     Total fund expenses/a/    0.45%          0.55%              0.60%
-------------------------------------------------------------------------------


 /a/ The management fee includes operating expenses.

Note:
The funds charge a $5 fee for wire redemptions under $5,000, subject to change without notice.

ABOUT THE FUNDS                               3
  . Hypothetical example Assume you invest $1,000, the fund returns 5% annually, expense ratios remain as listed previously, and you close your account at the end of the time periods shown. Your expenses would be:

 Table 2
     Hypothetical Fund Expenses
     Fund               1 year    3 years   5 years   10 years

         Cash Reserves     $5       $14       $25       $57

     -----------------------------------------------------------
     Limited-Term Bond      6        18        31        69

     -----------------------------------------------------------
                  GNMA      6        19        33        75

---------------------------------------------------------------------





   o Table 2 is just an example; actual expenses can be higher or lower than those shown.



 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------
   Table 3, which provides information about each fund's financial history, is based on a single share outstanding throughout each fiscal year. Each fund's section of the table is part of the financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The financial statements in each fund's annual report were audited by Coopers & Lybrand L.L.P., the funds' independent accountants.

T. ROWE PRICE                                 4

 Table 3  Financial Highlights
                   Income From Investment Activities        Less Distributions
Period Net Asset  Net          Net Realized  Total From Net In   Tax    Total
Ended  Value,     Investment   & Unrealized  Investment vestment Return Distrib
       Beginning  Income (Loss) Gain (Loss)  Activities Income   Capital butions
       of Period               on Investments
Cash Reserves Fund
1994/a/ $ 1.000   $0.035             --        $ 0.035  $(0.035)   --  $(0.035)
1995      1.000    0.055             --          0.055   (0.055)   --  (0.055)
1996      1.000    0.051             --          0.051   (0.051)   --  (0.051)
1997      1.000    0.052             --          0.052   (0.052)   --  (0.052)

Limited-Term Bond Fund
1994/a/ $ 5.00     $0.33          $(0.36)       $(0.03)  $(0.33)   --   $(0.33)
1995      4.64      0.32            0.01          0.33    (0.31) $(0.01) (0.32)
1996      4.65      0.30           (0.05)         0.25    (0.29)  (0.01) (0.30)
1997      4.60      0.29            0.01          0.30    (0.28)  (0.01) (0.29)

GNMA Fund
1994/a/ $10.00     $0.69          $(0.85)       $(0.16)  $(0.69)   --    $(0.69)
1995      9.15      0.70            0.66          1.36    (0.67) $(0.03)  (0.70)
1996      9.81      0.67           (0.16)         0.51    (0.62)  (0.05)  (0.67)
1997      9.65      0.67            0.18          0.85    (0.64)  (0.03)  (0.67)
 ------------------------------------------------------------------------
     Net Asset Value
     Net Asset
     Value,
     End of Period

Cash Reserves Fund
         $1.000

     -----------------
          1.000

     -----------------
          1.000

     -----------------
          1.000



         $4.64

     -----------------
          4.65

     -----------------
          4.60

     -----------------
          4.61



         $9.15

     -----------------
          9.81

     -----------------
          9.65

     -----------------
          9.83
----------------------
                      -----





  Table 3  Financial Highlights (continued)
              Returns, Ratios, and Supplemental Data
     Period   Total Return                             Ratio of     Ratio of Net
     Ended    (Includes            Net Assets          Expenses to  Investment         Portfolio
              Reinvested           ($ Thousands)       Average Net  Income to          Turnover
              Distributions)                           Assets       Average Net        Rate
                                                                    Assets
     ---------
Cash Reserves Fund
     1994/a/      3.60%             $  186,523           0.45%/b/      4.03%/b/            --

     ---------------------------------------------------------------------------------------------
     1995         5.68                 433,464           0.45          5.55                --

     ---------------------------------------------------------------------------------------------
     1996         5.23                 741,561           0.45          5.09                --

     ---------------------------------------------------------------------------------------------
     1997         5.33               1,303,120           0.45          5.18

     Limited-Term Bond Fund

     1994/a/     (0.71)%            $   21,116           0.55%/b/      6.98%/b/         296.0%/b/

     ---------------------------------------------------------------------------------------------
     1995         7.36                  27,004           0.55          6.85              84.3

     ---------------------------------------------------------------------------------------------
     1996         5.48                  25,984           0.55          6.43             116.1

     ---------------------------------------------------------------------------------------------
     1997         6.73                  29,620           0.55          6.28              74.5

     GNMA Fund

     1994/a/     (1.67)%            $   17,184           0.60%/b/      7.31%/b/          61.5%/b/

     ---------------------------------------------------------------------------------------------
     1995        15.43                  22,777           0.60          7.40             173.8

     ---------------------------------------------------------------------------------------------
     1996         5.47                  24,718           0.60          6.99             136.1

     ---------------------------------------------------------------------------------------------
     1997         9.17                  29,530           0.60          6.91             111.8

-------------------------------------------------------------------------------------------------------



 /a/For the period October 29, 1993 (commencement of operations) to October 31,
  1994.

 /b/ Annualized.

ABOUT THE FUNDS                               5
 FUND, MARKET, AND RISK CHARACTERISTICS: WHAT TO EXPECT
 ----------------------------------------------------------
   To help you decide which of the T. Rowe Price Summit Funds may be appropriate for you, this section takes a closer look at their special benefits, their investment objectives and approaches, and the fixed income markets in which they invest.


 How do I benefit from investing in the T. Rowe Price Summit Funds?

   You gain the advantages of funds that are tailored specifically to the needs of self-directed individuals with substantial assets to invest in fixed income securities. The funds offer such investors three key benefits:

  . Access to professionally managed, diversified portfolios of fixed income securities.

  . A low-cost structure that translates into higher returns, all else being equal.

  . Services designed to help you manage your investments more effectively and efficiently.


 How do the funds achieve their low-cost advantage?

   The advantage reflects their more favorable ratio of expenses to assets. The $25,000 initial purchase requirement means that the average account balance in each Summit Fund is high. Since shareholder recordkeeping costs - a substantial portion of fund expenses - are basically the same for all sizes of accounts, a fund with larger account balances can spread the expenses over more investment dollars, achieving a low overall expense ratio. Expenses are deducted from fund assets before dividends are paid, as explained previously, so lower costs result in higher dividends for Summit Fund shareholders.


 What services can I expect to be available?

   Unlike some mutual funds, low costs do not mean any reduction in service for Summit Fund investors. On the contrary, you will not only receive the wide range of services available to all T. Rowe Price shareholders, but you'll also have access to a special group of fixed income service representatives and timely market information to help you manage your accounts.

 Table 4
     Differences Among Funds
                        Credit-Quality                    Expected Share     Expected Average
     Fund               Categories              Income    Price Fluctuation  Maturity

     Cash Reserves      Two highest             Lowest    Stable             90 days or less
     -------------------------------------------------------------------------------------------
     Limited-Term Bond  Primarily four highest  Moderate  Moderate           1 to 5 years
     -------------------------------------------------------------------------------------------
     GNMA               Two highest             Highest   Higher             3 to 12 years
-----------------------------------------------------------------------------------------------------

T. ROWE PRICE                                 6
 What is each fund's objective and investment program?

   Cash Reserves Fund
   The fund's objectives are preservation of capital, liquidity, and, consistent with these, the highest possible current income. The fund invests in a diversified portfolio of U.S. dollar-denominated money market securities issued in the U.S. and abroad, and generally will not invest more than 5% of its total assets in securities of any one issuer. The fund's yield will fluctuate in response to changes in interest rates, but the share price is managed to remain stable at $1.00. Unlike most bank accounts or certificates of deposit, the fund is not insured or guaranteed by the U.S. government.

   The fund invests at least 95% of its total assets in securities receiving the highest short-term credit rating assigned by at least two established rating agencies, by one rating agency if the security is rated by only one, or, if unrated, the equivalent rating as established by T. Rowe Price. The fund's dollar-weighted average maturity will not exceed 90 days. It will purchase securities with maturities of 13 months or less.

   Limited-Term Bond Fund
   The fund's objective is a high level of income consistent with moderate fluctuation in principal value. The fund will invest at least 65% of total assets in short- and intermediate-term, investment-grade bonds. There are no maturity limitations on individual securities purchased, but the fund's dollar-weighted average effective maturity (discussed later in this section) will not exceed five years. Targeting effective maturity provides additional flexibility in portfolio management but, all else being equal, could result in higher volatility than would be true of a fund targeting a stated maturity or maturity range.

   At least 90% of the fund portfolio will be invested in securities rated in the four highest credit categories (investment-grade securities) by a nationally recognized rating agency or, if unrated, of equivalent quality as determined by T. Rowe Price. Investment-grade securities include a range of securities from the highest rated to medium quality (BBB). Securities in the BBB category are more vulnerable to adverse economic conditions or changing circumstances, and securities at the lower end of the BBB category may have certain speculative characteristics. In an effort to enhance yield, up to 10% of assets can be invested in below investment-grade securities, commonly referred to as "junk" bonds, including those with the lowest rating. The fund's income level should be higher than the money fund's, but its share price will vary.

   GNMA Fund
   The fund's objective is a high level of income and maximum credit protection by investing at least 65% of total assets in GNMA certificates backed by the full faith and credit of the U.S. government. Up to 35% of assets can be invested in other types of high-quality securities (AAA or AA), such as direct obligations of the U.S.

ABOUT THE FUNDS                               7
   government, securities of other U.S. government-sponsored agencies, privately issued mortgage securities, and corporate bonds. The fund's effective maturity generally will vary between three and 12 years and will be influenced by principal prepayments of GNMA and other mortgage-backed securities. Prices of GNMAs and other mortgage-backed securities fluctuate like other fixed income securities of comparable maturity but may have less appreciation potential when interest rates decline, because prepayments usually increase. Prepayments of mortgage-backed securities that were purchased at a price over face value (par) result in a capital loss. The fund should provide the highest income of these three funds but is expected to experience greater share price fluctuation.


   o For more detailed descriptions of each fund's securities, see Investment Policies and Practices and the Statement of Additional Information.


 How does each fund's credit quality relate to its investment objective?

   Investing exclusively in high-quality securities helps the Cash Reserves Fund pursue its primary goal - stability of principal. To secure higher income with moderate principal fluctuation, the Limited-Term Bond Fund invests at least 90% of assets in investment-grade securities, which provide a wider range of income opportunities with some additional credit risk. The balance may consist of securities rated below investment grade, including those with the lowest rating. In keeping with its emphasis on high income consistent with credit safety, the GNMA Fund's investments are all high quality. Like all portfolio holdings, these securities are subject to rigorous credit research conducted by T. Rowe Price analysts. (For further discussion, see Investment Policies and Practices - High Yield Investing.)


 What are the most important influences on the bond funds' performance?

   Performance (total return) is determined by the change in each fund's share price and by the income level over a given period. Both components are affected by changes in interest rates.

   Each fund's share price will generally move in the opposite direction of interest rates. For example, as interest rates rise, share price will likely decline. Rising rates provide the opportunity for the fund's income to increase, but it is unlikely that the higher income by itself will entirely offset the fall in price.

   The maturity and type of securities in each fund's portfolio determine just how much the share price rises or falls when rates change. Generally, when rates fall, long-term securities rise more in price than short-term securities, and vice versa. Mortgage-backed securities usually follow this pattern but, because of prepayments, would not be expected to rise as much in price as Treasury or corporate bonds.

T. ROWE PRICE                                 8
   You will find more information about the types of securities each fund may own and how they may perform further on in this section and in Section 3.


 What are the main risks of investing in these funds?

   Since they are managed to maintain a $1.00 share price, money market funds should have little risk of principal loss. However, the potential for realizing a loss of principal in a bond or money market fund could derive from:

  . Interest rate or market risk The decline in bond prices that accompanies a rise in the overall level of interest rates (please see Table 5). A sharp and unexpected rise in interest rates could cause a money fund's price to drop below one dollar. However, the very short-term securities held in money market portfolios - a means of achieving an overall fund objective of principal stability - reduces their potential for price fluctuation.

  . Credit risk The chance that any of a fund's holdings will have its credit rating downgraded or will default (fail to make scheduled interest and principal payments), potentially reducing a fund's income level and share price. Money funds invest in very high-rated securities, thus reducing this risk.

  . Currency risk The possibility that a fund's foreign holdings will be adversely affected by fluctuations in currency markets.


   o The share price and yield of the Limited-Term Bond and GNMA Funds will fluctuate with changing market conditions and interest rate levels. When you sell your shares, you may lose money. The yield of the Cash Reserves Fund will fluctuate, and while there is no guarantee, the fund is managed to maintain a $1.00 price per share.


 How does the portfolio manager try to reduce risk?

   Consistent with each fund's objective, the portfolio manager actively seeks to reduce risk and increase total return. Risk management tools include:

  . Diversification of assets to reduce the impact of a single holding on the funds' net asset values.

  . Thorough credit research by our own analysts.

  . Adjustment of fund duration to try to reduce the negative impact of rising interest rates or take advantage of the benefits of falling rates. (Duration is a more accurate measure than maturity of a fund's sensitivity to interest rate changes.)

ABOUT THE FUNDS                               9
 What are the major differences between money market and bond funds?

  . Price Bond funds have fluctuating share prices. Money market funds are managed to maintain a stable share price.

  . Maturity Short- and intermediate-term bond funds have longer average maturities (from one to 10 years) than money market funds (90 days or less). Longer-term bond funds have the longest average maturities (10 years or more).

  . Income Short- and intermediate-term bond funds typically offer more income than money market funds and less income than longer-term bond funds.


 What are derivatives and can these funds invest in them?

   The term derivative is used to describe financial instruments whose value is derived from an underlying security (e.g., a stock or bond) or a market benchmark (e.g., an interest rate index). Many types of investments representing a wide range of potential risks and rewards fall under the "derivatives" umbrella - from conventional instruments, such as callable bonds, futures, and options, to more exotic investments, such as stripped mortgage securities and structured notes. While the term "derivative" only recently became widely known among the investing public, derivatives have in fact been employed by investment managers for many years.

   Each fund will invest in derivatives only if the expected risks and rewards are consistent with its objective, policies, and overall risk profile as described in this prospectus. The money fund does not invest in high-risk, highly leveraged derivatives. The bond funds limit their use of derivatives to situations in which they may enable the fund to accomplish the following: increase yield; hedge against a decline in principal value; invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment; or adjust portfolio duration.

   The bond funds will not invest in any high-risk, highly leveraged derivative instrument that is expected to cause the price volatility of the portfolio to be meaningfully different from that of 1) an intermediate-term investment-grade bond for the Limited-Term Bond Fund; or 2) a long-term investment-grade bond for the GNMA Fund.


 The following are some characteristics of mortgage-backed securities.

 What are mortgage-backed securities and who issues them?

   Mortgage lenders pool individual home mortgages with similar characteristics to back a certificate or bond, which is then sold to investors. Interest and principal payments generated by the underlying mortgages are passed through to the investors. The "big three" issuers of mortgage-backed securities are the

T. ROWE PRICE                                 10
   Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac). Private mortgage bankers also issue these securities.


 What are the main differences between GNMAs and other mortgage-backed securities?

   GNMA is part of the Department of Housing and Urban Development (HUD), so GNMA's guarantee of timely interest and principal payments is backed by the full faith and credit of the U.S. government. Fannie Mae and Freddie Mac are privately owned, government-sponsored agencies which issue their own guarantees for interest and principal payments on the mortgage-backed securities they issue. Their securities do not have a direct U.S. government guarantee but are of very high credit quality. Privately issued mortgage-backed securities carry no government guarantees. For this and other reasons, all these securities usually offer higher yields than GNMAs.


 Do mortgage-backed securities usually behave like other high-quality bonds?

   Generally yes, with some exceptions. Mortgage-backed securities are subject to scheduled and unscheduled principal payments as homeowners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. Therefore, these securities are not an effective means of locking in long-term interest rates. In addition, when interest rates fall, the pace of mortgage prepayments picks up. These refinanced mortgages are paid off at face value (par), causing a loss for any investor who may have purchased the security at a price above par. In such an environment, this risk limits the potential price appreciation of these securities and can negatively affect their value. When rates rise, the prices of mortgage-backed securities can be expected to decline, although historically these securities have experienced smaller price declines than comparable quality bonds. In addition, when rates rise and prepayments slow, the effective duration of mortgage-backed securities lengthens, resulting in increased volatility and greater exposure to price declines if rates continue to rise.


 You may want to review some fundamentals that apply to all fixed income investments.

 Is a fund's yield fixed or will it vary?

   It will vary. The yield is calculated every day by dividing a fund's net income per share, expressed at annual rates, by the share price. Since both income and share price will fluctuate, a fund's yield will also vary. (Although money fund prices are stable, income is variable.)

ABOUT THE FUNDS                               11
 Is a fund's "yield" the same thing as the "total return"?

   Not for bond funds. The total return reported for a fund is the result of reinvested distributions (income and capital gains) and the change in share price for a given time period. Income is always a positive contributor to total return and can enhance a rise in share price or serve as an offset to a drop in share price. Since money funds are managed to maintain a stable share price, their yield and total return should be the same.


 What is "credit quality" and how does it affect a fund's yield?

   Credit quality refers to a bond issuer's expected ability to make all required interest and principal payments in a timely manner. Because highly rated issuers represent less risk, they can borrow at lower interest rates than less creditworthy issuers. Therefore, a fund investing in high-quality securities should have a lower yield than an otherwise comparable fund investing in lower-credit-quality securities.


 What is meant by a bond fund's "maturity"?

   Every bond has a stated maturity date when the issuer must repay the bond's entire principal value to the investor. However, many bonds are "callable," meaning their principal can be repaid before their stated maturity dates on (or after) specified call dates. Bonds are most likely to be called when interest rates are falling, because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage. In such an environment, a bond's "effective maturity" is usually its nearest call date. For example, the effective maturity of mortgage-backed bonds is determined by the rate at which homeowners pay down the principal on the underlying mortgages.

   A bond mutual fund has no maturity in the strict sense of the word, but it does have an average maturity and an average effective maturity. This number is an average of the stated or effective maturities of the underlying bonds, with each bond's maturity "weighted" by the percentage of fund assets it represents. Funds that target effective maturities would use the effective (rather than stated) maturities of the underlying instruments when computing the average. Targeting effective maturity provides additional flexibility in portfolio management but, all else being equal, could result in higher volatility than a fund targeting a stated maturity or maturity range.


 What is a bond fund's "duration"?

   Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. It measures bond price sensitivity to interest rate changes more accurately than maturity because it takes into account the time value of cash flows generated over the bond's life. Future interest and principal payments are discounted to reflect their present value and then are

T. ROWE PRICE                                 12
   multiplied by the number of years they will be received to produce a value that is expressed in years, i.e., the duration. Effective duration takes into account call features and sinking fund payments that may shorten a bond's life.

   Since duration can also be computed for bond funds, you can estimate the effect of interest rates on a fund's share price. Simply multiply the fund's duration (available for T. Rowe Price bond funds in our shareholder reports) by an expected change in interest rates. For example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if rates rose by one percentage point.


 How is a bond's price affected by changes in interest rates?

   When interest rates rise, a bond's price usually falls, and vice versa. In general, the longer a bond's maturity, the greater the price increase or decrease in response to a given change in interest rates, as shown in Table 5.

 Table 5
     How Interest Rates Affect Bond Prices
                                Price per $1,000 of Bond Face Value if Interest Rates:
     Bond Maturity  Coupon      Increase                       Decrease
                                1 Point           2 Points     1 Point           2 Points
     -------------------------------------------------------------------------------------------

     1 year              5.50%  $       991       $981         $     1,010       $1,020
     -------------------------------------------------------------------------------------------
     5 years             5.71           958        918               1,044        1,091
     -------------------------------------------------------------------------------------------
     10 years            5.74           928        863               1,079        1,166
     -------------------------------------------------------------------------------------------
     30 years            5.93           874        772               1,156        1,351
-----------------------------------------------------------------------------------------------------


Coupons reflect yields on Treasury securities as of December 31, 1997. The table may not be as representative of price changes for mortgage-backed securities because of prepayments. This is an illustration and does not represent expected yields or share price changes of any T. Rowe Price fund.

   Since the average effective maturity of bonds held by the Limited-Term Bond Fund is expected to be no more than five years, the fund's share price, like the value of the underlying bonds in its portfolio, should fluctuate less than a fund that holds bonds with longer average effective maturities. If mortgage prepayments should accelerate in a falling interest rate environment, GNMA securities may appreciate less than shown in the example above. The amount of appreciation would depend on the characteristics of the mortgages, such as their coupon or maturity.

ABOUT THE FUNDS                               13
 Do money market securities react to changes in interest rates?

   Yes. As interest rates change, the prices of money market securities fluctuate, but changes are usually small because of their very short maturities. Investments are typically held until maturity in a money fund to help the fund maintain a $1.00 share price.


 How can I decide which fund is most appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. Use Table 4, which summarizes each fund's main characteristics, to help choose a fund (or funds) for your particular needs. For example, only the money fund is designed to provide principal stability, which makes it a good choice for money you may need for near-term or unexpected expenses. However, if you are investing for the highest possible income and can tolerate some price fluctuation, you should consider a longer-term bond fund.


   o The fund or funds you select should not be relied upon as a complete investment program nor be used for short-term trading purposes.


 Is there other information I need to review before making a decision?

   Be sure to read Investment Policies and Practices in Section 3, which discusses the principal types of portfolio securities that the funds may purchase as well as the types of management practices that the funds may use.

 ABOUT YOUR ACCOUNT
                                        2
 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------
   Here are some procedures you should know when investing in a T. Rowe Price fixed income fund.


 How and when shares are priced

   Bond and money funds
   The share price (also called "net asset value" or NAV per share) for a fund is calculated at 4 p.m. ET each day the New York Stock Exchange is open for business. To calculate the NAV, the fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Amortized cost is used to value money fund securities.


   o The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures may differ for institutional and employer-sponsored retirement accounts.


 How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

   Fund shares may be purchased through various third parties, including banks, brokers, investment advisers, and recordkeepers (intermediaries). Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult with your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.


 How you can receive the proceeds from a sale


   o When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. Proceeds sent by ACH transfer should be credited the second day after the sale.

ABOUT YOUR ACCOUNT                            15
   ACH is an automated method of initiating payments from, and receiving payments in, your financial institution account. ACH is a payment system supported by over 20,000 banks, savings banks, and credit unions, which electronically exchanges the transactions primarily through the Federal Reserve Banks. Proceeds sent by bank wire should be credited to your account the next business day.

  . Exception: Under certain circumstances and when deemed to be in the fund's best interests, your proceeds may not be sent for up to five business days after we receive your sale or exchange request. If you were exchanging into a bond or money fund, your new investment would not begin to earn dividends until the sixth business day.


   o If for some reason we cannot accept your request to sell shares, we will contact you.



 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------

   o All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.

   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the business day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   Income dividends
  . Money funds declare income dividends daily to shareholders of record as of 12 noon ET on that day. Wire purchase orders received before 12 noon ET receive the dividend for that day. Other purchase orders receive the dividend on the next business day after payment has been received.

T. ROWE PRICE                                 16
  . Bond funds declare income dividends daily at 4 p.m. ET to shareholders of record at that time provided payment has been received on the previous business day.

  . Bond and money funds pay dividends on the first business day of each month.

  . Bond and money fund shares will earn dividends through the date of redemption; also, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

   Capital gains

   o Since money funds are managed to maintain a constant share price, they are not expected to make capital gain distributions.

  . A capital gain or loss is the difference between the purchase and sale price of a security.

  . If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month.


 Tax Information


   o You will be sent timely information for your tax filing needs.

   You need to be aware of the possible tax consequences when:

  . You sell fund shares, including an exchange from one fund to another.

  . The fund makes a distribution to your account.

   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes.

   In January, you will be sent Form 1099-B, indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For new accounts or those opened by exchange in 1983 or later, we will provide you with the gain or loss of the shares you sold during the year, based on the "average cost," single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

ABOUT YOUR ACCOUNT                            17
   To help you maintain accurate records, we send you a confirmation immediately following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.

   Taxes on fund distributions

   o The following summary does not apply to retirement accounts, such as IRAs, which are tax-deferred until you withdraw money from them.

   In January, you will be sent Form 1099-DIV, indicating the tax status of any dividend and capital gain distribution made to you. This information will also be reported to the IRS. All distributions made by a fund are taxable to you for the year in which they were paid. The only exception is that distributions declared during the last three months of a calendar year and paid in January are taxed as though they were paid by December 31. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividend, if any, that may be exempt from state income taxes.

   The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income. Recent changes in the tax code revised capital gain holding periods for long-term gains. Gains on securities held more than 12 months but not more than 18 months are taxed at a maximum rate of 28%, and gains on securities held for more than 18 months are taxed at a maximum rate of 20%. If you realize a loss on the sale or exchange of fund shares held six months or less, your short-term loss recognized is reclassified to long term to the extent of any net capital gain distribution received.

   If distributions arising from transactions in foreign currencies or securities reduce a fund's net income, a portion of its dividends may be classified as a return of capital. Tax treatment of distributions is explained in year-end tax information we send.


   o Distributions are taxable whether reinvested in additional shares or received in cash.

   Tax effect of buying shares before a capital gain distribution
   If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you will receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may also wish to find out a fund's record date before investing. Of course, a fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation. When these amounts are eventually distributed, they are taxable.

T. ROWE PRICE                                 18
 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------

   o Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment
   If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price fund as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

   U.S. dollars
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.


 Sale (Redemption) Conditions

   10-day hold
   If you sell shares that you just purchased and paid for by check or ACH transfer, the fund will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check or ACH transfer has not cleared. If, during the clearing period, we receive a check drawn against your bond or money market account, it will be returned marked "uncollected." (The 10-day hold does not apply to the following: purchases paid for by bank wire; cashier's, certified, or treasurer's checks; or automatic purchases through your paycheck.)

   Telephone, Tele*Access/(R)/, and personal computer transactions
   Exchange and redemption services through telephone and Tele*Access are established automatically when you sign the New Account Form unless you check the box that states that you do not want these services. Personal computer transactions must be authorized separately. T. Rowe Price funds use reasonable procedures (including shareholder identity verification) to confirm that instructions given by telephone are genuine and are not liable for acting on these instructions. If these procedures are not followed, it is the opinion of certain regulatory agencies that the funds may be liable for any losses that may result from acting on the instructions given. A confirmation is sent promptly after a transaction. All telephone conversations are recorded.

ABOUT YOUR ACCOUNT                            19
   Redemptions over $250,000
   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.


 Excessive Trading


   o T. Rowe Price may bar excessive traders from purchasing shares.

   Frequent trades, involving either substantial fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the fund and raise its expenses. We define "excessive trading" as exceeding one purchase and sale involving the same fund within any 120-day period.

   For example, you are in fund A. You can move substantial assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C.

   If you exceed the number of trades just described, you may be barred indefinitely from further purchases of T. Rowe Price funds.

   Three types of transactions are exempt from excessive trading guidelines: 1) trades solely between money market funds; 2) redemptions that are not part of exchanges; and 3) systematic purchases or redemptions (see Shareholder Services).


 Keeping Your Account Open

   Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $10,000. If your balance is below $10,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.


 Signature Guarantees


   o A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:

  . Written requests 1) to redeem over $100,000, or 2) to wire redemption proceeds.

  . Remitting redemption proceeds to any person, address, or bank account not on record.

T. ROWE PRICE                                 20
  . Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  . Establishing certain services after the account is opened.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

 MORE ABOUT THE FUNDS
                                        3
 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How are the funds organized?

   The T. Rowe Price Summit Funds, Inc. (the "Corporation") was incorporated in Maryland in 1993 and is a "diversified, open-end investment company," or mutual fund. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.

   Currently, the Corporation consists of three series: Summit Cash Reserves Fund, Summit Limited-Term Bond Fund, and Summit GNMA Fund, each of which represents a separate class of shares and has different objectives and investment policies. Each of the Summit Funds was established in 1993.


   o Shareholders benefit from T. Rowe Price's 61 years of investment management experience.


 What is meant by "shares"?

   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

  . Receive a proportional interest in the fund's income and capital gain distributions.

  . Cast one vote per share on certain fund matters, including the election of fund directors, changes in fundamental policies, or approval of changes in the fund's management contract.


 Do T. Rowe Price funds have annual shareholder meetings?

   The funds are not required to hold annual meetings and, in order to avoid unnecessary costs to fund shareholders, do not intend to do so except when certain matters, such as a change in a fund's fundamental policies, are to be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include a voting card for you to mail back.

T. ROWE PRICE                                 22
 Who runs each fund?

   General Oversight
   The Corporation is governed by a Board of Directors that meets regularly to review the funds' investments, performance, expenses, and other business affairs. The Board elects the Corporation's officers. The policy of the Corporation is that a majority of Board members will be independent of T. Rowe Price.


   o All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price - specifically by each fund's portfolio managers.

   Portfolio Management
   Each fund has an Investment Advisory Committee whose chairman has day- to-day responsibility for managing the fund and works with the committee in developing and executing the fund's investment program. The Investment Advisory Committees comprise the following members:


  . Cash Reserves Fund Edward A. Wiese, Chairman, Patrice Berchtenbreiter Ely,
   Brian E. Burns, Robert P. Campbell, James M. McDonald, Joan R. Potee, Robert
   M. Rubino, and Gwendolyn G. Wagner. Mr. Wiese joined T. Rowe Price in 1984 and has been managing investments since 1985.

  . Limited-Term Bond Fund Edward A. Wiese, Chairman, Robert P. Campbell,
   Christy M. DiPietro, Charles B. Hill, Cheryl A.Mickel, Robert M. Rubino, Thomas E. Tewksbury, and Gwendolyn G. Wagner. Mr. Wiese joined T. Rowe Price in 1984 and has been managing investments since 1985.

  . GNMA Fund Deborah L. Boyer, Chairman, Connice A. Bavely, Heather R. Landon,
   James M. McDonald, Edmund M. Notzon, and Gwendolyn G. Wagner. Ms. Boyer joined T. Rowe Price in 1996, and from 1993-1996 was an assistant vice president and government bond trader for First Chicago Capital Markets.

   Marketing
   T. Rowe Price Investment Services, Inc., a wholly owned subsidiary of T. Rowe Price, distributes (sells) shares of these and all other T. Rowe Price funds.

   Shareholder Services
   T. Rowe Price Services, Inc., another wholly owned subsidiary, acts as the funds' transfer and dividend disbursing agent and provides shareholder and administrative services. Services for certain types of retirement plans are provided by T. Rowe Price Retirement Plan Services, Inc., also a wholly owned subsidiary. The address for each is 100 East Pratt St., Baltimore, MD 21202.


 How are fund expenses determined?

   Under the management agreement, all expenses of the funds will be paid by T. Rowe Price, except interest, taxes, brokerage commissions, directors' fees and expenses (including counsel fees and expenses), and extraordinary

MORE ABOUT THE FUNDS                          23
   expenses. The Board of Directors of the funds reserves the right to impose additional fees against shareholder accounts to defray expenses which would otherwise be paid by T. Rowe Price under the management agreement. The Board does not anticipate levying such charges; such a fee, if charged, may be retained by the fund or paid to T. Rowe Price.

   The Management Fee
   Each fund pays T. Rowe Price an annual all-inclusive fee based on its average daily net assets. The funds calculate and accrue the fee daily. (See Transaction and Fund Expenses.)



 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us; in our newsletter, The Price Report; in Insights articles; in T. Rowe Price advertisements; and in the media.


 Total Return

   This tells you how much an investment in a fund has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Including reinvested distributions means that total return numbers include the effect of compounding, i.e., you receive income and capital gain distributions on a rising number of shares.

   Advertisements for a fund may include cumulative or compound average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.


   o Total return is the most widely used performance measure. Detailed performance information is included in each fund's annual and semiannual shareholder reports and in the quarterly Performance Update, which are all available without charge.


 Cumulative Total Return

   This is the actual rate of return on an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated between the beginning and end of the period specified.

T. ROWE PRICE                                 24
 Average Annual Total Return

   This is always hypothetical. Working backward from the actual cumulative return, it tells you what constant year-by-year return would have produced the actual cumulative return. By smoothing out all the variations in annual performance, it gives you an idea of the investment's annual contribution to your portfolio, provided you held it for the entire period in question.


 Yield

   The current or "dividend" yield on a fund or any investment tells you the relationship between the investment's current level of annual income and its price on a particular day. The dividend yield reflects the actual income paid to shareholders for a given period, annualized, and divided by the funds' net asset values. For example, a fund providing $5 of annual income per share and a price of $50 has a "current" yield of 10%. Yields can be calculated for any time period.

   The money fund may advertise a current yield, reflecting the latest seven-day income annualized, or an "effective" yield, which assumes the income has been reinvested in the fund.

   For the bond funds, the advertised or "SEC" yield is found by determining the net income per share (as defined by the SEC) earned by the fund during a 30-day base period and dividing this amount by the per share price on the last day of the base period. The SEC yield may differ from the dividend yield.


   o You will see frequent references to a fund's yield in our reports, in advertisements, in media stories, and so on.



 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------
   This section takes a detailed look at some of the types of securities each fund may hold in its portfolio and the various kinds of investment practices that may be used in day-to-day portfolio management. The funds' investment programs are subject to further restrictions and risks described in the Statement of Additional Information.

   Shareholder approval is required to substantively change a fund's objectives and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies," which can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. Each fund adheres to applicable investment restrictions and policies at the time it makes an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

MORE ABOUT THE FUNDS                          25
   Each fund's holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, the Limited-Term Bond Fund is not permitted to invest more than 10% of total assets in hybrid instruments. While these restrictions provide a useful level of detail about a fund's investment program, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in hybrid instruments could have significantly more of an impact on the Limited-Term Bond Fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all the fund's other investments.

   Changes in the funds' holdings, the funds' performance, and the contribution of various investments are discussed in the shareholder reports sent to you.


   o Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help each fund achieve its objective.


 Types of Portfolio Securities

   In seeking to meet their investment objectives, the funds may invest in any type of security or instrument whose investment characteristics are consistent with the funds' investment programs. For the bond funds, but not the Cash Reserves Fund, these investments may include potentially high-risk derivatives (described in this section). The following pages describe the principal types of portfolio securities and investment management practices of the funds.

   Fundamental policy A fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of its total assets would be invested in securities of a single issuer or more than 10% of the voting securities of the issuer would be held by the fund. These limitations do not apply to a fund's purchases of securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities.

   Operating policy (money fund only) Except as permitted by Rule 2a-7 under the Investment Company Act of 1940, the money fund will not purchase a security if, as a result, more than 5% of its total assets would be invested in securities of a single issuer. Under Rule 2a-7, the 5% limit, among other things, does not apply to purchases of U.S. government securities or securities subject to certain types of guarantees. Additionally, the fund may invest up to 25% of its total assets in the first tier securities (as defined by Rule 2a-7) of a single issuer for a period of up to three business days.

T. ROWE PRICE                                 26
   Bonds
   A bond is an interest-bearing security - an IOU - issued by companies or governmental units. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) on a specified date. An issuer may have the right to redeem or "call" a bond before maturity, and the investor may have to reinvest the proceeds at lower market rates.

   A bond's annual interest income, set by its coupon rate, is usually fixed for the life of the bond. Its yield (income as a percent of current price) will fluctuate to reflect changes in interest rate levels. A bond's price usually rises when interest rates fall, and vice versa, so its yield stays current.

   Bonds may be unsecured (backed by the issuer's general creditworthiness only) or secured (also backed by specified collateral).

   Certain bonds have interest rates that are adjusted periodically. These interest rate adjustments tend to minimize fluctuations in the bonds' principal values. The maturity of those securities may be shortened under certain specified conditions.

   Bonds may be designated as senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt.

   Money Market Securities
   The main types of money market securities in which the funds can invest are:

  . Commercial paper Unsecured promissory notes that corporations typically issue to finance current operations and other expenditures.

  . Treasury bills Debt obligations sold at discount and repaid at face value by the U.S. Treasury. Bills mature in one year or less and are backed by the full faith and credit of the U.S. government.

  . Certificates of deposit Receipts for funds deposited at banks that guarantee a fixed interest rate over a specified time period.

  . Repurchase agreements Contracts, usually involving U.S. government securities, that require one party to repurchase securities at a fixed price on a designated date.

  . Banker's acceptances Bank-issued commitments to pay for merchandise sold in the import/export market.

  . Agency notes Debt obligations of agencies sponsored by the U.S. government that are not backed by the full faith and credit of the United States.

  . Medium-term notes Unsecured corporate debt obligations that are continuously offered in a broad range of maturities and structures.

  . Bank notes Unsecured obligations of a bank that rank on an equal basis with other kinds of deposits but do not carry FDIC insurance.

MORE ABOUT THE FUNDS                          27
   Asset-Backed Securities
   An underlying pool of assets, such as credit card or automobile trade receivables or corporate loans or bonds, backs these bonds and provides the interest and principal payments to investors. On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the issuer, and the credit quality of the swap counterparty, if any. The underlying assets (i.e., loans) are subject to prepayments, which can shorten the securities' weighted average life and may lower their return. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support, or the swap counterparty. There is no limit on the funds' investment in these securities.

   Mortgage-Backed Securities (bond funds)
   The funds may invest in a variety of mortgage-backed securities. For a general description of mortgage-backed securities, see Fund, Market, and Risk
   Characteristics: What to Expect. Mortgage-related securities in which the funds may invest include:

  . GNMA Certificates GNMA certificates evidence interests in a pool of underlying mortgages with a maximum life of 15 or 30 years. However, due to both scheduled and unscheduled principal payments, GNMA certificates have a shorter average life and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average life of a particular GNMA pool. However, it is standard industry practice to treat new issues of GNMA certificates as 30-year mortgage-backed securities having an average life of no greater than 12 years. Because the expected average life is a better indicator of the maturity characteristics of GNMA certificates, principal volatility and yield may be more comparable to 10-year Treasury bonds.

  . GNMA Project Pass-Through Securities These securities are issued by GNMA for multifamily projects, i.e., low to moderate income housing, nursing homes, apartment rehabilitation, housing for the elderly or handicapped, and the like. Unlike GNMA "modified pass-through certificates," these bonds provide call protection for a term stated in the issue. The project loans can be made to either private enterprise or nonprofit groups. There are penalties assessed for prepayments during the call-protected period, creating a disincentive for early prepayment. These bonds incorporate the same standardized procedures as single-family pass-through certificates, and full and timely payment of principal and interest is guaranteed by GNMA.

   Operating policy The GNMA Fund will invest at least 65% of its assets in GNMA mortgage-backed securities.

T. ROWE PRICE                                 28
  . Collateralized Mortgage Obligations (CMOs) CMOs are debt securities that are fully collateralized by a portfolio of mortgages or mortgage-backed securities. All interest and principal payments from the underlying mortgages are passed through to the CMOs in such a way as to create, in most cases, more definite maturities than is the case with the underlying mortgages. CMOs may pay fixed or variable rates of interest, and certain CMOs have priority over others with respect to the receipt of prepayments.

   Operating policy The Limited-Term Bond and GNMA Funds may invest up to 20% and 30% of their assets, respectively, in CMOs.

  . Stripped Mortgage Securities Stripped mortgage securities (a type of potentially high-risk derivative) are created by separating the interest and principal payments generated by a pool of mortgage-backed securities or a CMO to create additional classes of securities. Generally, one class receives only interest payments (IOs), and another receives principal payments (POs). Unlike with other mortgage-backed securities and POs, the value of IOs tends to move in the same direction as interest rates. The funds can use IOs as a hedge against falling prepayment rates (interest rates are rising) and/or a bear market environment. POs can be used as a hedge against rising prepayment rates (interest rates are falling) and/or a bull market environment. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments.

   A rapid or unexpected increase in prepayments can severely depress the price of IOs, while a rapid or unexpected decrease in prepayments could have the same effect on POs. These securities are very volatile in price and may have lower liquidity than most other mortgage-backed securities. Certain non-stripped CMOs may also exhibit these qualities, especially those that pay variable rates of interest that adjust inversely with, and more rapidly than, short-term interest rates. In addition, if interest rates rise rapidly and prepayment rates slow more than expected, certain CMOs, in addition to losing value, can exhibit characteristics of longer-term securities and become more volatile. There is no guarantee the funds' investments in CMOs, IOs, or POs will be successful, and the funds' total returns could be adversely affected as a result.

   Operating policy The bond funds may invest up to 10% of their total assets in stripped mortgage securities.

   Hybrid Instruments (bond funds)
   These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency, or securities index or another interest rate (each a "benchmark"). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The

MORE ABOUT THE FUNDS                          29
   value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the funds to the credit risk of the issuer of the hybrid. These risks may cause significant fluctuations in the net asset value of the funds.


   o Hybrids can have volatile prices and limited liquidity, and their use by the funds may not be successful.

   Operating policy The bond funds may invest up to 10% of their total assets in hybrid instruments.

   High-Yield/High-Risk Investing (Limited-Term Bond Fund)
   The total return and yield of lower-quality (high-yield/high-risk) bonds, commonly referred to as "junk," can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer's ability to meet principal and interest payments. Successful investment in lower-medium- and low-quality bonds involves greater investment risk and is highly dependent on T. Rowe Price's credit analysis. A real or perceived economic downturn, or rising interest rates, could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than high-quality bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process.

   Operating policy The Limited-Term Bond Fund will not purchase a non-investment-grade debt security (or junk bond) if immediately after such purchase the fund would have more than 10% of its total assets invested in such securities.

   Private Placements
   These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

   Operating policy No fund will invest more than 15% of its net assets (10% for Cash Reserves) in illiquid securities.

T. ROWE PRICE                                 30
   Foreign Securities (Cash Reserves and Limited-Term Bond Funds)
   The Limited-Term Bond Fund may invest in foreign securities, including nondollar-denominated securities traded outside of the U.S. The Cash Reserves and Limited-Term Bond Funds may invest without limitation in dollar-denominated securities of foreign issuers. Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). To the extent the funds invest in developing countries, these risks are increased.

   Operating policy The Limited-Term Bond and Cash Reserves Funds may invest without limitation in U.S. dollar-denominated debt securities of foreign issuers, foreign branches of U.S. banks, and U.S. branches of foreign banks. The Limited-Term Bond Fund may invest up to 10% of its total assets (excluding reserves) in non-U.S. dollar-denominated fixed income securities principally traded in financial markets outside the U.S.


 Types of Management Practices

   Reserve Position (bond funds)
   Each fund will hold a certain portion of its assets in money market reserves. Each fund's reserve position can consist of shares of one or more T. Rowe Price internal money market funds as well as short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements. For temporary, defensive purposes, the funds may invest without limitation in money market reserves. The reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and can serve as a short-term defense during periods of unusual market volatility.

   Borrowing Money and Transferring Assets
   Each fund can borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with each fund's investment objective and program. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy Borrowings may not exceed 33 1/3% of total fund assets.

   Operating policies Each fund may not transfer as collateral any portfolio securities except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33 1/3% of the fund's total assets. Each fund may not purchase additional securities when borrowings exceed 5% of total assets.

MORE ABOUT THE FUNDS                          31
   Futures and Options (bond funds)
   Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right, but not the obligation, to buy or sell an asset at a predetermined price in the future. Each fund may buy and sell futures and options contracts for any number of reasons, including: to manage its exposure to changes in interest rates, bond prices, and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. The funds may purchase, sell, or write call and put options on securities, financial indices, and foreign currencies.

   Futures contracts and options may not always be successful hedges; their prices can be highly volatile. Using them could lower each fund's total return, and the potential loss from the use of futures can exceed each fund's initial investment in such contracts.

   Operating policies Futures: Initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of each fund's net asset value. Options on securities: The total market value of securities against which each fund writes call or put options may not exceed 25% of its total assets. Each fund will not commit more than 5% of its total assets to premiums when purchasing call or put options.

   Interest Rate Swaps (bond funds)
   The funds may enter into various interest rate transactions (a type of potentially high-risk derivative investment), such as interest rate swaps and the purchase or sale of interest rate caps, collars, and floors, to preserve a return or spread on a particular investment or portion of its portfolio, to create synthetic securities, or to structure transactions designed for other purposes.

   Operating policy The bond funds will not invest more than 10% of their total assets in interest rate swaps.

   Managing Foreign Currency Risk (Limited-Term Bond Fund)
   Investors in foreign securities may "hedge" their exposure to potentially unfavorable currency changes by purchasing a contract to exchange one currency for another on some future date at a specified exchange rate. In certain circumstances, a "proxy currency" may be substituted for the currency in which the investment is denominated, a strategy known as "proxy hedging." The fund may also use these contracts to create a synthetic bond - issued by a U.S. company, for example, but with the dollar component transformed into a foreign currency. Although foreign currency transactions will be used primarily to protect the

T. ROWE PRICE                                 32
   fund's foreign securities from adverse currency movements relative to the dollar, they involve the risk that anticipated currency movements will not occur and the fund's total return could be reduced.

   Operating policy The Limited-Term Bond Fund will not commit more than 10% of its total assets to forward currency contracts.

   Lending of Portfolio Securities
   Like other mutual funds, each fund may lend securities to broker-dealers, other institutions, or other persons to earn additional income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, each fund could experience delays in recovering its securities and possibly capital losses.

   Fundamental policy The value of loaned securities may not exceed 33 1/3% of total fund assets.

   When-Issued Securities (all funds) and Forward Commitment Contracts (bond funds)
   The funds may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. There is no limit on each fund's investment in these securities. The price of these securities is fixed at the time of the commitment to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate, and no interest accrues to the purchaser. At the time of delivery, the value of the securities may be more or less than the purchase or sale price. To the extent each fund remains fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time it purchases these securities, there will be greater fluctuations in the fund's net asset value than if the fund did not purchase them.

   Portfolio Turnover (bond funds)
   Although the funds will not generally trade for short-term profits, circumstances may warrant a sale without regard to the length of time a security was held. A high turnover rate may increase transaction costs and result in additional taxable gains. The Limited-Term Bond and GNMA Funds' annualized portfolio turnover rates for the fiscal years ended October 31 are listed in Table 6.

 Table 6
     Portfolio Turnover Rates
     Fund                           1995      1996      1997

     Summit Limited-Term Bond Fund    84.3%   116.1%      74.5%
     -------------------------------------------------------------
     Summit GNMA Fund               173.8%    136.1%    111.8%
-----------------------------------------------------------------------

MORE ABOUT THE FUNDS                          33
    Bond Ratings and High-Yield Bonds
   Larger bond issues are evaluated by rating agencies such as Moody's and Standard & Poor's on the basis of the issuer's ability to meet all required interest and principal payments. The highest ratings are assigned to issuers perceived to be the best credit risks. T. Rowe Price research analysts also evaluate all portfolio holdings, including those rated by an outside agency. Other things being equal, lower-rated bonds have higher yields due to greater risk. High-yield bonds, also called "junk" bonds, are those rated below BBB.

   Table 7 shows the rating scale used by the major rating agencies, and Table 8 provides an explanation of quality ratings. T. Rowe Price considers publicly available ratings but emphasizes its own credit analysis when selecting investments.

 Table 7
     Ratings of Corporate Debt Securities
                 Moody's          Standard      Fitch
                 Investors        & Poor's      Investors
                 Service, Inc.    Corporation   Service, Inc.                    Definition

     Long Term   Aaa              AAA           AAA                              Highest quality
     -------------------------------------------------------------------------------------------------------------------
                 Aa               AA            AA                               High quality
     -------------------------------------------------------------------------------------------------------------------
                 A                A             A                                Upper medium grade
     -------------------------------------------------------------------------------------------------------------------
                 Baa              BBB           BBB                              Medium grade
     -------------------------------------------------------------------------------------------------------------------
                 Ba               BB            BB                               Speculative
     -------------------------------------------------------------------------------------------------------------------
                 B                B             B                                Highly speculative
     -------------------------------------------------------------------------------------------------------------------
                 Caa              CCC, CC       CCC, CC                          Vulnerable to default
     -------------------------------------------------------------------------------------------------------------------
                 Ca               C             C                                Default is imminent
     -------------------------------------------------------------------------------------------------------------------
                 C                D             DDD, DD, D                       Probably in default
                 Moody's                        S&P                              Fitch
     Commercial  P-1      Superior quality      A-1+  Extremely strong quality   F-1+    Exceptionally strong quality
     Paper                                      A-1   Strong quality             F-1     Very strong quality
     -------------------------------------------------------------------------------------------------------------------
                 P-2      Strong quality        A-2   Satisfactory quality       F-2     Good credit quality
     -------------------------------------------------------------------------------------------------------------------
                 P-3      Acceptable quality    A-3   Adequate quality           F-3     Fair credit quality
                                                B     Speculative quality        F-5     Weak credit quality
                                                C     Doubtful quality
-----------------------------------------------------------------------------------------------------------------------------

T. ROWE PRICE                                 34

 Table 8
     Explanation of Quality Ratings
                         Bond
                         Rating     Explanation

     Moody's Investors   Aaa        Highest quality, smallest degree of
     Service, Inc.                  investment risk.
                         -------------------------------------------------
                         Aa         High quality; together with Aaa
                                    bonds, they compose the high-grade
                                    bond group.
                         -------------------------------------------------
                         A          Upper-medium-grade obligations; many
                                    favorable investment attributes.
                         -------------------------------------------------
                         Baa        Medium-grade obligations; neither
                                    highly protected nor poorly secured.
                                    Interest and principal appear
                                    adequate for the present, but
                                    certain protective elements may be
                                    lacking or may be unreliable over
                                    any great length of time.
                         -------------------------------------------------
                         Ba         More uncertain with speculative
                                    elements. Protection of interest and
                                    principal payments not well
                                    safeguarded in good and bad times.
                         -------------------------------------------------
                         B          Lack characteristics of desirable
                                    investment; potentially low
                                    assurance of timely interest and
                                    principal payments or maintenance of
                                    other contract terms over time.
                         -------------------------------------------------
                         Caa        Poor standing, may be in default;
                                    elements of danger with respect to
                                    principal or interest payments.
                         -------------------------------------------------
                         Ca         Speculative in high degree; could be
                                    in default or have other marked
                                    shortcomings.
                         -------------------------------------------------
                         C          Lowest rated. Extremely poor
                                    prospects of ever attaining
                                    investment standing.
                         -------------------------------------------------
     Standard & Poor's   AAA        Highest rating; extremely strong
     Corporation                    capacity to pay principal and
                                    interest.
                         -------------------------------------------------
                         AA         High quality; very strong capacity
                                    to pay principal and interest.
                         -------------------------------------------------
                         A          Strong capacity to pay principal and
                                    interest; somewhat more susceptible
                                    to the adverse effects of changing
                                    circumstances and economic
                                    conditions.
                         -------------------------------------------------
                         BBB        Adequate capacity to pay principal
                                    and interest; normally exhibit
                                    adequate protection parameters, but
                                    adverse economic conditions or
                                    changing circumstances more likely
                                    to lead to weakened capacity to pay
                                    principal and interest than for
                                    higher-rated bonds.
                         -------------------------------------------------
                         BB, B,     Predominantly speculative with
                         CCC, CC    respect to the issuer's capacity to
                                    meet required interest and principal
                                    payments. BB-lowest degree of
                                    speculation;
                                    CC-the highest degree of
                                    speculation. Quality and protective
                                    characteristics outweighed by large
                                    uncertainties or major risk exposure
                                    to adverse conditions.
                         -------------------------------------------------
                         D          In default.
                         -------------------------------------------------
                         AAA        Highest quality; obligor has
                                    exceptionally strong ability to pay
     Fitch Investors                interest and repay principal, which
     Service, Inc.                  is unlikely to be affected by
                                    reasonably foreseeable events.
                         -------------------------------------------------
                         AA         Very high quality; obligor's ability
                                    to pay interest and repay principal
                                    is very strong. Because bonds rated
                                    in the AAA and AA categories are not
                                    significantly vulnerable to
                                    foreseeable future developments,
                                    short-term debt of these issuers is
                                    generally rated F-1+.
                         -------------------------------------------------
                         A          High quality; obligor's ability to
                                    pay interest and repay principal is
                                    considered to be strong, but may be
                                    more vulnerable to adverse changes
                                    in economic conditions and
                                    circumstances than higher-rated
                                    bonds.
                         -------------------------------------------------
                         BBB        Satisfactory credit quality;
                                    obligor's ability to pay interest
                                    and repay principal is considered
                                    adequate. Unfavorable changes in
                                    economic conditions and
                                    circumstances are more likely to
                                    adversely affect these bonds and
                                    impair timely payment. The
                                    likelihood that the ratings of these
                                    bonds will fall below investment
                                    grade is higher than for
                                    higher-rated bonds.
                         -------------------------------------------------
                         BB, CCC,   Not investment grade; predominantly
                         CC, C      speculative with respect to the
                                    issuer's capacity to repay interest
                                    and repay principal in accordance
                                    with the terms of the obligation for
                                    bond issues not in default. BB is
                                    the least speculative. C is the most
                                    speculative.
-------------------------------------------------------------------------------

 INVESTING WITH T. ROWE PRICE
                                        4
 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
Tax Identification Number
We must have your correct Social Security or corporate tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, priced at the NAV on the date of redemption.

Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Shareholder Services promptly.

Employer-Sponsored Retirement Plans and Institutional Accounts T. Rowe Price Trust Company 1-800-492-7670 1-410-625-6585
Transaction procedures in the following sections may not apply to employer-sponsored retirement plans and institutional accounts. For procedures regarding employer-sponsored retirement plans, please call T. Rowe Price Trust Company or consult your plan administrator. For institutional account procedures, please call your designated account manager or service representative.



 OPENING A NEW ACCOUNT
 ----------------------------------------------------------
$25,000 minimum initial investment

Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

By Mail
Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the address on the next page. We do not accept third party checks to open new accounts, except for IRA Rollover checks that are properly endorsed.

T. ROWE PRICE                                 36
Regular Mail
T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21298-9353

Mailgram, Express, Registered, or Certified Mail
T. Rowe Price Account Services 10090 Red Run Blvd. Owings Mills, MD 21117

By Wire
Call Investor Services for an account number and give the following wire information to your bank:

PNC Bank, N.A. (Pittsburgh) ABA# 043000096 T. Rowe Price [fund name] Account# 1004397951 name of owner(s) and account number

Complete a New Account Form and mail it to one of the appropriate addresses listed above.

Note: No services will be established and IRS penalty withholding may occur until a signed New Account Form is received. Also, retirement plans cannot be opened by wire.

By Exchange
Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Shareholder Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if preauthorized on the existing account. For limitations on exchanging, see explanation of Excessive Trading under Transaction Procedures and Special Requirements.

In Person
Drop off your New Account Form at any location listed on the cover and obtain a receipt.

INVESTING WITH T. ROWE PRICE                  37
 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------
$1,000 minimum purchase; $100 minimum for retirement plans, Automatic Asset Builder, and gifts or transfers to minors (UGMA/UTMA) accounts

By ACH Transfer
Use Tele*Access or your personal computer or call Investor Services if you have established electronic transfers using the ACH network.

By Wire
Call Shareholder Services or use the wire address in Opening a New Account.

By Mail
1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

2. Mail the check to us at the address shown below with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

3. Remember to provide your account number and the fund name on the memo line of your check.

Regular Mail
T. Rowe Price Funds Account Services P.O. Box 89000 Baltimore, MD 21289-1500

/(For mailgrams, express, registered, or certified mail, see previous / /section.)/

By Automatic Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.



 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------
By Phone
Call Shareholder Services
If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer, Tele*Access (if you have previously authorized telephone services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements -Excessive Trading.

T. ROWE PRICE                                 38
Redemption proceeds can be mailed to your account address, sent by ACH transfer, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers - By Wire under Shareholder Services.

By Mail
For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to indicate any fund you are exchanging out of and the fund or funds you are exchanging into. Please mail to the appropriate address below. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements - Signature Guarantees).

Regular Mail
For nonretirement and IRA accounts
T. Rowe Price Account Services P.O. Box 89000 Baltimore, MD 21289-0220

For employer-sponsored retirement accounts
T. Rowe Price Trust Company P.O. Box 89000 Baltimore, MD 21289-0300

/(For mailgrams, express, registered, or certified mail, see Opening a / /New Account.)/

Redemptions from employer-sponsored retirement accounts must be in writing; please call T. Rowe Price Trust Company or your plan administrator for instructions. IRA distributions may be requested in writing or by telephone; please call Shareholder Services to obtain an IRA Distribution Form or an IRA Shareholder Services Form to authorize the telephone redemption service.



 RIGHTS RESERVED BY THE FUND
 ----------------------------------------------------------
The fund and its agents reserve the right to waive or lower investment minimums; to accept initial purchases by telephone or mailgram; to refuse any purchase order; to cancel or rescind any purchase or

INVESTING WITH T. ROWE PRICE                  39
exchange (for excessive trading or fraud) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; to otherwise modify the conditions of purchase and any services at any time; or to act on instructions believed to be genuine.



 SHAREHOLDER SERVICES
 ----------------------------------------------------------
Shareholder Services 1-800-225-5132 1-410-625-6500 Investor Services 1-800-638-5660 1-410-547-2308
Many services are available to you as a T. Rowe Price shareholder; some you receive automatically, and others you must authorize on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section reviews some of the principal services currently offered. Our Services Guide contains detailed descriptions of these and other services.

If you are a new T. Rowe Price investor, you will receive a Services Guide with our Welcome Kit.

Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. For more information, call Investor Services.

Retirement Plans
We offer a wide range of plans for individuals, institutions, and large and small businesses: IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k), and 403(b)(7). For information on IRAs, call Investor Services. For information on all other retirement plans, including our no-load variable annuity, please call our Trust Company at 1-800-492-7670.

Exchange Service
You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are

T. ROWE PRICE                                 40
purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.) Some of the
T. Rowe Price funds may impose a redemption fee of 0.5% to 2% on shares held for less than six months or one year, as specified in the prospectus. The fee is paid to the fund.

Automated Services Tele*Access 1-800-638-2587 24 hours, 7 days
Tele*Access
24-hour service via toll-free number enables you to (1) access information on fund yields, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) initiate purchase, redemption, and exchange transactions in your accounts (see Electronic Transfers below).

T. Rowe Price OnLine
24-hour service via dial-up modem provides the same services as Tele*Access but on a personal computer. Please call Investor Services for an information guide.

After obtaining proper authorization, account transactions may also be conducted on the Internet.

Plan Account Line 1-800-401-3279
Plan Account Line
This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

Telephone and Walk-In Services
Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the cover.

Electronic Transfers
By ACH
With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund account using the ACH network. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

By Wire
Electronic transfers can be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

INVESTING WITH T. ROWE PRICE                  41
Checkwriting
(Not available for equity funds, or the High Yield or Emerging Markets Bond Funds) You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

Automatic Investing
($100 minimum) You can invest automatically in several different ways, including:

Automatic Asset Builder
You instruct us to move $50 or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.



 DISCOUNT BROKERAGE
 ----------------------------------------------------------
To open an account 1-800-638-5660 For existing discount brokerage investors 1-800-225-7720
This additional service gives you the opportunity to easily consolidate all of your investments with one company. Through our discount brokerage, you can buy and sell individual securities - stocks, bonds, options, and others - at commission savings over full-service brokers. We also provide a wide range of services, including:

Automated telephone and on-line services
You can enter trades, access quotes, and review account information 24 hours a day, seven days a week. Any trades executed through these programs save you an additional 10% on commissions.

Note: Discount applies to our current commission schedule, subject to our $35 minimum commission.

T. ROWE PRICE                                 42
Investor information
A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and select stock reports can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service
Virtually all stocks held in customer accounts are eligible for this service - free of charge.

/Discount Brokerage is a division of //T. Rowe Price// Investment / /Services, Inc., Member NASD/SIPC./



 INVESTMENT INFORMATION
 ----------------------------------------------------------
To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements.

Shareholder Reports
Fund managers' reviews of their strategies and results. If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at 100 East Pratt Street, Baltimore, Maryland 21202.

The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies.

Performance Update
A quarterly review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides
Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A T. Rowe Price Guide to International Investing, How to Choose a Bond Fund, Personal Strategy Planner, Retirees Financial Guide, Retirement Planning Kit, and Tax Considerations for Investors.

 To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and timely, informative reports.


To Open a Mutual Fund Account
 Investor Services
 1-800-638-5660
 1-410-547-2308

For Existing Accounts
 Shareholder Services
 1-800-225-5132
 1-410-625-6500

For Yields, Prices, Account Information, or to Conduct Transactions
 Tele*Access/(R)/
 1-800-638-2587    24 hours, 7 days

To Open a Discount Brokerage Account
 1-800-638-5660

Plan Account Line
 1-800-401-3279
 For retirement plan
 investors
Investor Centers
 101 East Lombard St.
 Baltimore, MD 21202

 T. Rowe Price
 Financial Center
 10090 Red Run Blvd.
 Owings Mills, MD 21117

 Farragut Square
 900 17th Street, N.W.
 Washington, D.C. 20006

 ARCO Tower
 31st Floor
 515 South Flower St.
 Los Angeles, CA 90071

 4200 West Cypress St.
 10th Floor
 Tampa, FL 33607

Internet Address
 www.troweprice.com
                                                                 C09-040 1/15/99